Exhibit 10.13

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.

DATED      2021

IP2IPO INNOVATIONS LIMITED

ZIHIPP LIMITED

VARIATION TO LICENCE AGREEMENT AND CONSENT TO

SUBLICENSE

THIS AGREEMENT dated      2021 is made between the following parties:

PARTIES

(1)

IP2IPO INNOVATIONS LIMITED incorporated and registered in England and Wales with company number 02060639 whose registered office is at Top Floor, The Walbrook Building, 25 Walbrook, London, England, EC4N 8AF (IP2IPO).

(2)	ZIHIPP LIMITED incorporated and registered in England and Wales with company number 08341001 whose registered office is at Da Vinci House, Basing View, Basingstoke, Hampshire, RG21 4EQ (“Company”).

BACKGROUND:

(A)

The parties are parties to a licence agreement (the “Licence Agreement”) dated 28 February 2019 entered into by and between Zihipp and Imperial College of Science, Technology and Medicine (“Imperial”) dated 28 February 2019 and novated by Imperial to IP2IPO on the same date.

(B)

At the date of the Licence Agreement the name of IP2IPO was Imperial Innovations Limited. IP2IPO changed its name to its current name on 1 March 2019. The Licence Agreement was amended on 17 December 2020 to add certain additional patent rights.

(C)

The Company intends to enter into a joint venture with EoFlow Co. Ltd to develop and commercialise products for the treatment of metabolic and circulatory diseases delivered via a subcutaneous pump. The vehicle for this joint venture will be a Delaware-incorporated limited liability company (the “JV Company”), in which EoFlow Co. Ltd or its subsidiary will be the majority shareholder.

(D)

The Company intends to sublicense its rights under the Licence Agreement to the JV Company, and the Company and the JV Company have agreed the terms of a sublicence agreement granting such rights (the “Sublicence Agreement”), a copy of which is appended to this Agreement at Schedule 1.

(E)

The parties wish by this Agreement to vary the terms of the Licence Agreement with effect from the date of this Agreement (“Variation Date”) so as to permit the entering into of the Sublicence Agreement, and to secure IP2IPO’s express consent to the terms of the Sublicence Agreement, subject to and in accordance with the terms of this Agreement.

AGREED TERMS

1.	DEFINED TERMS

In this Agreement, unless expressly stated otherwise, expressions defined in the Licence Agreement and used in this Agreement have the meaning set out in the Licence Agreement.

JV Sublicensee means the JV Company, and any successor or assignee of the JV Company’s rights under the Sublicence Agreement.

2.	CONSIDERATION

In consideration of the sum of [***], receipt of which IP2IPO expressly acknowledges, the parties agree to amend the Licence Agreement as set out below.

3.	APPROVAL OF SUBLICENCE AGREEMENT AND VARIATION OF LICENCE AGREEMENT

3.1	[***].

3.2	With effect from the Variation Date, the parties agree to vary clause 2.4(e) of the Licence Agreement, so that it shall read as follows (the words in bold type being added by such variation):

subject to the provisions of clause 2.4, such sub-licence shall provide, except as separately agreed in writing by the Licensor and the Company, that the sub-licensee is prohibited from granting further sub-licences. This prohibition shall not prevent the Licensee from permitting use of the Licensed Intellectual Property by contractors of the sub-licensee who are solely providing services to the sub-licensee relating to development or manufacture of Licensed Products and Know-How Products.

3.3	IP2IPO acknowledges and agrees that the Sublicence Agreement shall permit [***].

3.4	With effect from the Variation Date, the parties agree to vary clause 3.5 of the Licence Agreement so that [***].

3.5	Under the terms of the Sublicence Agreement, the Company or its subsidiary shall receive [***]:

(a)	[***]; and

(b)	[***].

If the Company or its subsidiary receives ***]. Nothing in this clause affects the continuing application of clauses 3.6 or 3.7 of the Licence Agreement in relation to any other Net Receipts that may be received by the Company.

3.6	[***].

4.	GOVERNING LAW AND JURISDICTION

4.1

This Agreement and any dispute or claim (including non-contractual disputes or claims) arising out of or in connection with it or its subject matter or formation shall be governed by and interpreted in accordance with the law of England and Wales.

4.2

The parties irrevocably agree that the courts of England and Wales have exclusive jurisdiction to settle any dispute or claim (including non-contractual disputes or claims) that arises out of, or in connection with, this Agreement or its subject matter or formation.

This Agreement has been entered into on the date stated at the beginning of it.

Signed by [***] duly authorised for and on behalf of IP2IPO Innovations Limited	) ) ) )	sign here
[title of authorised signatory]

Signed by [***] duly authorised for and on behalf of Zihipp Limited	) ) ) )	sign here
[title of authorised signatory]

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